CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED BALANCE SHEETS
Allowance for doubtful accounts	$ 14,076	$ 8,495
Capital stock, par value (in dollars per share)	$ 0.01	$ 0.01
Capital stock, shares authorized (in shares)	2,000,000	2,000,000
Capital stock, issued (in shares)	1,646,223	1,644,720
Capital stock, outstanding (in shares)	1,646,223	1,644,720